UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF
THE SECURITIES ACT OF 1934

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Sec.240.14a-12

AlTi Global, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2025

AlTi Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Vanderbilt Ave., 27th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 29, 2025, Michael Tiedemann, the Chief Executive Officer of AlTi Global, Inc. (the “Company”), sent an email message to employees of the Company to encourage employees who hold shares of the Company’s common stock as of the close of business on April 21, 2025, to vote their shares in connection with the 2025 annual meeting of stockholders of the Company to be held on June 16, 2025. A copy of the email to employees is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

The Company filed a definitive proxy statement on Schedule 14A with the SEC on April 29, 2025, in connection with the Company’s solicitation of proxies for use at the 2025 annual meeting of stockholders of the Company (“stockholders”). The definitive proxy statement for the 2025 annual meeting of stockholders (the “proxy statement”) was mailed to the stockholders of record as of April 21, 2025. Before making any voting decision, stockholders are urged to read the proxy statement and other relevant materials. The proxy statement and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC from https://ir.alti-global.com/financial-information/sec-filings.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposals as described in the proxy statement. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock and other equity securities is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 17, 2025. Stockholders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in such proposals by reading the proxy statement and other relevant materials.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	AlTi Global, Inc. CEO email to employees
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2025	ALTI GLOBAL, INC.
/s/ Michael Tiedemann

Name: Michael Tiedemann
Title: Chief Executive Officer

Exhibit 99.1

May 29, 2025

Dear Stockholders of AlTi Global, Inc.,

You previously received proxy materials for the 2025 Annual Meeting of Stockholders of AlTi Global, Inc., which will be held on June 16, 2025, at 10:00 a.m., ET. The Proxy Statement and related materials are available free of charge on the SEC’s website and on our website.

The Board of Directors recommends that stockholders vote FOR the following proposals:

1.	Election of Directors: To elect eight nominees to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
2.	Ratification of Auditor: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
3.
Equity Plan Amendment: To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance, including under incentive stock options, by an additional 9,010,000 shares.

Your vote matters – please vote today. Regardless of how many shares you own, your participation is important. You can vote quickly and easily using any of the following methods:

•	By Internet before the Meeting: Visit www.ProxyVote.com and follow the instructions using your control number, or scan the QR code on your proxy card.
•	By Telephone: Call 1-800-690-6903 and follow the recorded instructions.
•	By Mail: Complete, sign, and date your proxy card and return it in the postage-paid envelope provided.

How to Find Your Control Number:

•	If your shares are held at Continental Stock Transfer, your control number was emailed to you from id@proxyvote.com or mailed to you on the address on file.
•
If your shares are held elsewhere (e.g., in a brokerage account), you can access your control number directly through your brokerage platform. For example, Fidelity users can follow the instructions included below to retrieve their control number.

o	Fidelity users can also look for an email sent with the subject line “Vote now! ALTI GLOBAL, INC. Annual Meeting” from fidelity.investments.email@shareholderdocs.fidelity.com.

If you have any questions or need assistance locating your control number, please feel free to reach out to a member of the legal team copied on this email.

Thank you in advance for your continued support.

Sincerely,
Michael Tiedemann

If you have recently mailed your proxy,
please accept our thanks and disregard this request.

****

Instructions once logged in to Fidelity.com:

-Along the green bar at the top of the site, select the first tab, Accounts & Trade
-From the dropdown menu, select Documents
-In the box on the left-hand side, select Other Documents
- From that dropdown menu, select Proxy Materials

You will see the one position listed there with a vote link over to the right.